EXHIBIT 10.21



                              GEORGIA-PACIFIC GROUP

                        2000 EMPLOYEE STOCK PURCHASE PLAN

                              GEORGIA-PACIFIC GROUP
                        2000 EMPLOYEE STOCK PURCHASE PLAN


                                TABLE OF CONTENTS


Section                                                                    Page
-------                                                                    -----

ss. 1.               Purpose                                                  1

ss. 2.               Definitions                                              1
2..1                 Account                                                  1
2.2                  Authorization                                            1
2.3                  Board                                                    1
2.4                  Code                                                     1
2.5                  Eligible Employee                                        1
2.6                  Exercise Date                                            2
2.7                  Fair Market Value                                        2
2.8                  Georgia-Pacific                                          2
2.9                  Offering Period                                          2
2.10                 Option Price                                             2
2.11                 Participant                                              2
2.12                 Participating Employer                                   2
2.13                 Plan                                                     2
2.14                 Plan Administrator                                       2
2.15                 Purchase Period                                          3
2.16                 Stock                                                    3
2.17                 Subsidiary                                               3
ss. 3                Offerings                                                3
ss. 4                Participation                                            4
ss. 5                Granting of Options                                      4
(a)                  General Rule                                             4
(b)                  Statutory Limitation                                     4
(c)                  Available Shares of Stock                                5
ss. 6.               Payroll Deductions                                       5
(a)                  Initial Authorization                                    5
(b)                  Subsequent Authorization                                 5
(c)                  Account Credits, General Assets and Taxes                6
(d)                  No Cash Payments                                         6
ss. 7.               Exercise of Option                                       6
(a)                  General Rule                                             6
(c)                  Automatic Refund                                         6
ss. 8.               Delivery                                                 6
ss. 9.               Voluntary Account Withdrawal                             7


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


Section                                                                                    Page
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

ss. 10.                          Termination of Employment                                   7
ss. 11.                          Retirement or Disability                                    7
ss. 12.                          Death                                                       8
ss. 13.                          Temporary Layoff and Authorized Leave of                    9
                                   Absence
ss. 14.                          Hardship Withdrawals From 401(k) Plans                      9
ss. 15.                          Administration                                              9
ss. 16.                          Transferability                                             9
ss. 17.                          Adjustment                                                  10
ss. 18.                          Securities Registration                                     10
ss. 19.                          Amendment or Termination                                    11
ss. 20.                          Notices                                                     11
ss. 21.                          Employment                                                  11
ss. 22.                          Headings, References and Construction                       11
ss. 23.                          Shareholder Approval                                        12



                                       ii


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                              GEORGIA-PACIFIC GROUP
                        2000 EMPLOYEE STOCK PURCHASE PLAN


ss. 1.     PURPOSE

         The primary purpose of this Plan is to encourage Stock ownership by each Eligible Employee of Georgia-Pacific and each Subsidiary by permitting the purchase of Stock on a discounted basis. Georgia-Pacific intends that this Plan constitute an "employee stock purchase plan" within the meaning of ss. 423 of the Code and, further, intends that any ambiguity in this Plan or any related offering be resolved to effect such intent.


ss. 2.     DEFINITIONS

         2.1. Account shall mean the separate bookkeeping account which shall be established and maintained by the Plan Administrator for each Participant for each Purchase Period to record the payroll deductions made on his or her behalf to purchase Stock under this Plan.


         2.2. Authorization shall mean the participation election and payroll deduction authorization form which an Eligible Employee shall be required to properly complete in writing (or in any other form acceptable to the Plan Administrator) and timely file with the Plan Administrator before the end of an Offering Period in order to participate in this Plan for the related Purchase Period and which shall require an Eligible Employee to provide such information and to take such action as the Plan Administrator in his or her discretion deems necessary or helpful to the orderly administration of this Plan.


         2.3. Board shall mean the Board of Directors of Georgia-Pacific.

         2.4. Code shall mean the Internal Revenue Code of 1986, as amended.


         2.5. Eligible Employee shall mean each employee of Georgia-Pacific or a Subsidiary except:


                  (a) an employee who customarily is employed (within the meaning of Code ss. 423(b)(4)(B)) 20 hours or less per week by Georgia-Pacific or such Subsidiary,


                  (b) an employee who customarily is employed (within the meaning of Code ss. 423(b)(4)(C)) for not more than 5 months in any calendar year by Georgia-Pacific or such Subsidiary, and

                  (c) an employee who would own (immediately after the grant of an option under this Plan) stock possessing 5% or more of the total combined voting


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         power or value of all classes of stock of Georgia-Pacific based on the rules set forth in ss. 423(b)(3) and ss. 424 of the Code.


         2.6. Exercise Date shall mean for each Purchase Period the last day of such Purchase Period.

         2.7. Fair Market Value shall mean, as of any date, the mean between the high and low sales prices of a share of Stock on that date as reported in the record of Composite Transactions for New York Stock Exchange listed securities and printed in The Wall Street Journal or in any successor to The Wall Street Journal or, if there is no such successor, any similar publication selected by the Plan Administrator. If the date of determination is not a trading date on the New York Stock Exchange, Fair Market Value shall be determined using the high and low sales prices of a share of Stock on the next preceding trading date. The Fair Market Value shall be rounded to the nearest whole cent (with 0.5 cent being rounded to the next higher whole cent).

         2.8. Georgia-Pacific shall mean Georgia-Pacific Corporation, a corporation incorporated under the laws of the State of Georgia, and any successor to Georgia-Pacific.

         2.9. Offering Period shall mean, with respect to the initial Offering Period, the period beginning on May 8, 2000 and ending on June 5, 2000 and, with respect to each subsequent Offering Period, the period beginning on the date determined by the Plan Administrator which precedes the related Purchase Period and which shall continue for no more than 31 days.

         2.10. Option Price shall mean for each Purchase Period the lesser of
(i) 90% of the Fair Market Value for a share of Stock on the first day of such Purchase Period or (ii) 90% of the Fair Market Value for a share of Stock on the last day of such Purchase Period.

         2.11. Participant shall mean for each Purchase Period an Eligible Employee who has satisfied the requirements set forth in ss. 4 of this Plan for such Purchase Period.

         2.12. Participating Employer shall for each Participant, as of any date, mean Georgia-Pacific or a Subsidiary, whichever employs such Participant as of such date.

         2.13. Plan shall mean this Georgia-Pacific Group 2000 Employee Stock Purchase Plan, as amended from time to time.

         2.14. Plan Administrator shall mean the Senior Vice President - Human Resources or his or her delegate.

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2.15. Purchase Period shall mean, with respect to the initial Purchase Period, the 12 month period beginning on July 1, 2000 and, with respect to each subsequent Purchase Period, the 12 month period beginning on the date determined by the Plan Administrator, which date shall be the first day of the second calendar month which immediately follows the end of the related Offering Period.

         2.16. Stock shall mean Georgia-Pacific Corporation - Georgia-Pacific Group Common Stock.

         2.17. Subsidiary shall mean for each Purchase Period

                  (a) each domestic corporation (other than North American Timber Corp. and Georgia Temp, Inc.) which as of the first day of an Offering Period is in an unbroken chain of corporations beginning with Georgia-Pacific in which each domestic corporation in such chain (except for the last corporation in such chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; and


                  (b) each foreign corporation in which Georgia-Pacific owns stock possessing 50% or more of the total combined voting power of all classes of stock and which is listed prior to each Offering Period by the Plan Administrator on Appendix A to this Plan.


ss. 3.   OFFERINGS


         Options to purchase shares of Stock shall be offered to Participants in accordance with this Plan during three Offering Periods; provided, however, there shall be no more than one Offering Period in effect at any time and no more than one Purchase Period in effect at any time. There shall be a total of 8,550,000 shares of Stock available under this Plan, 2,850,000 of which shall be available with respect to the initial Offering Period and no less than 2,850,000 of which shall be available with respect to each of the remaining two Offering Periods. Such shares of Stock shall be available for purchase from Georgia-Pacific upon the exercise of such options, and any shares of Stock which are subject to options granted as of the first day of a Purchase Period but which are not purchased on the related Exercise Date shall again become available under this Plan.



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ss. 4.     PARTICIPATION

         Each person who is an Eligible Employee on the first day of an Offering Period shall satisfy the requirements to be a Participant in this Plan for the related Purchase Period if

                  (a) he or she properly completes and files an Authorization with the Plan Administrator on or before the last day of such Offering Period to purchase shares of Stock, and

                  (b) his or her employment as an Eligible Employee continues throughout the period which begins on the first day of such Offering Period and ends on the first day of the related Purchase Period (for this purpose, employment as an Eligible Employee shall not be treated as interrupted by a transfer directly between Georgia-Pacific and any Subsidiary or between one Subsidiary and another Subsidiary).

A Participant's status as such shall terminate for a Purchase Period (for which he or she has an effective Authorization) at such time as his or her Account has been withdrawn under ss. 9, ss. 10, ss. 11, ss. 12 or ss. 13 or the purchases and distributions contemplated under ss. 7 with respect to his or her Account have been completed, whichever comes first.

ss. 5.   GRANTING OF OPTIONS


                  (a) General Rule. Subject to subsections (b) and (c) below, each person who is a Participant for a Purchase Period automatically shall be granted an option on the first day of such Purchase Period to purchase at the Option Price a maximum number of whole shares of Stock determined by dividing $25,000 by the Fair Market Value of a share of Stock on the first day of such Purchase Period.


                  (b) Statutory Limitation. No option granted under this Plan to any Eligible Employee shall permit his or her rights to purchase shares of Stock under this Plan or under any other employee stock purchase plan (within the meaning of ss. 423 of the Code) or any other shares of Stock under any other employee stock purchase plans (within the meaning of ss. 423 of the Code) of Georgia-Pacific and any of its subsidiaries (within the meaning of ss. 424(f) of the Code) to accrue (within the meaning of ss. 423(b)(8) of the Code) at a rate which exceeds $25,000 of the Fair Market Value of such Stock for any calendar year. Such Fair Market Value shall be determined as of the first day of the Purchase Period for which the option is granted.


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                  (c) Available Shares of Stock. If the number of shares of
         Stock available for purchase for any Purchase Period is insufficient to cover the number of shares which Participants have elected to purchase through effective Authorizations, then each Participant's option to purchase shares of Stock for such Purchase Period shall be reduced to the number of shares of Stock which the Plan Administrator shall determine by multiplying the number of shares of Stock for which such Participant would have been granted an option if sufficient shares were available by a fraction, the numerator of which shall be the number of shares of Stock available for options for such Purchase Period and the denominator of which shall be the total number of shares of Stock for which options would have been granted to all Participants if sufficient shares were available.


ss. 6.   PAYROLL DEDUCTIONS

                  (a) Initial Authorization. Each Participant's Authorization shall specify the specific dollar amount which he or she authorizes his or her Participating Employer to deduct from his or her compensation each pay period (determined in accordance with such Participating Employer's standard payroll policies and practices) during the Purchase Period for which such Authorization is in effect, provided


                  (1) the minimum amount deducted from a Participant's compensation during each pay period in a Purchase Period shall not be less than $600 divided by the number of pay periods in the Purchase Period; and

                  (2) the maximum amount deducted from a Participant's compensation during each pay period shall not be more than the lesser of (i) $22,500 (90% of the $25,000 maximum) divided by the number of pay periods in the Purchase Period, (ii) such lower amount which is set by the Plan Administrator before the beginning of a Purchase Period, or (iii) such Participant's net pay after all other withholdings.

                  (b) Subsequent Authorization. A Participant shall have the right to make one amendment to an Authorization after the end of an Offering Period to stop the payroll deductions which he or she previously had authorized for the related Purchase Period, and such amendment shall be effective with the next possible payroll period (determined in accordance with the Participating Employer's payroll practices and policies regarding cut-off dates for payroll changes) after the Plan Administrator actually receives such amended Authorization.



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                  (c) Account Credits, General Assets and Taxes. All payroll deductions made for a Participant shall be credited to his or her Account as of the pay day as of which the deduction is made. All payroll deductions shall be held by Georgia-Pacific, by Georgia-Pacific's agent or by one, or more than one, Subsidiary (as determined by the Plan Administrator ) as part of the general assets of Georgia-Pacific or any such Subsidiary, and each Participant's right to the payroll deductions credited to his or her Account shall be those of a general and unsecured creditor. Georgia-Pacific, Georgia-Pacific's agent or such Subsidiary shall have the right to withhold on payroll deductions to the extent such person deems necessary or appropriate to satisfy applicable tax laws.

                  (d) No Cash Payments. Except as provided for in ss. 11 and ss. 12, a Participant (or beneficiary) may not make any contribution to his or her Account except through payroll deductions made in accordance with this ss. 6.

ss. 7.   EXERCISE OF OPTION

                  (a) General Rule. Unless a Participant files an amended Authorization under ss. 9 on or before the Exercise Date for a Purchase Period, his or her option shall be exercised automatically on such Exercise Date for the purchase of as many whole shares of Stock subject to such option as the balance credited to his or her Account as of that date will purchase at the Option Price for such shares of Stock, provided that he or she is an Eligible Employee on such Exercise Date.

                  (b) Automatic Refund. If a Participant's Account has a remaining balance after his or her option has been exercised as of an Exercise Date under this ss. 7, such balance automatically shall be refunded to the Participant in cash (without interest) as soon as practicable following such Exercise Date.

ss. 8.   DELIVERY


         A stock certificate representing all shares of Stock purchased upon the exercise of an option under this Plan shall be held for the Participant by a broker-dealer designated by the Plan Administrator or, at the Participant's direction and expense, delivered to the Participant (or any person who makes a claim through a Participant), and shall be registered in his or her name; provided, however, Georgia-Pacific shall not have any obligation to deliver a certificate to a Participant which represents a fractional share of Stock. No Participant (or any person who makes a claim through a Participant) shall have any interest in any shares of Stock subject to an option until such option has been exercised and the related shares of Stock actually have been delivered to such person or have been transferred to an account for such person at a broker-dealer designated by the Plan Administrator. The Plan Administrator shall have the discretion

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to satisfy Georgia-Pacific's obligations hereunder with newly issued shares or shares previously issued and outstanding that have been repurchased by Georgia-Pacific.


ss. 9.   Voluntary Account Withdrawal

         A Participant may elect to withdraw the entire balance credited to his or her Account for a Purchase Period by completing and filing an amended Authorization with the Plan Administrator before the Exercise Date for such period. If a Participant makes such a withdrawal election, no further payroll deductions shall be made on his or her behalf and such balance shall be paid to him or her in cash (without interest) at the next possible payroll period (determined in accordance with the Participating Employer's payroll practices and policies regarding cut-off dates for payroll changes).

ss. 10.  TERMINATION OF EMPLOYMENT

         If a Participant's employment as an Eligible Employee terminates on or before the Exercise Date for a Purchase Period for any reason whatsoever, his or her Account shall (subject to ss. 11 and ss. 12) be distributed as if he or she had elected to withdraw his or her Account in cash under ss. 9 immediately before the date his or her employment had so terminated. However, if a Participant is transferred directly between Georgia-Pacific and a Subsidiary or between one Subsidiary and another Subsidiary while he or she has an Authorization in effect, his or her employment shall not be treated as terminated merely by reason of such transfer and any such Authorization shall (subject to all the terms and conditions of this Plan) remain in effect after such transfer for the remainder of the Purchase Period.

ss. 11.  RETIREMENT OR DISABILITY


         If a Participant retires or becomes disabled within three months before the Exercise Date for a Purchase Period, he or she may elect prior to such Exercise Date to (i) make a cash lump sum payment to his or her Account in an amount equal to the unpaid balance under his or her Authorization as then in effect for such Purchase Period, (ii) purchase at the end of the Purchase Period the number of whole shares of Stock as the balance credited to the Participant's Account as of that date will purchase at the Option Price for such shares of Stock, or (iii) withdraw the entire balance credited to his or her Account for such Purchase Period in accordance with ss. 9. In the event a Participant elects to make a cash lump sum payment to his or her Account, his or her option shall be exercised automatically on the Exercise Date for such Purchase Period for the purchase of as many whole shares of Stock as the balance credited to his or her Account as of that date will purchase at the Option Price for such shares of Stock as if he or she is an Eligible Employee on such Exercise Date. In the event a Participant fails to make a timely election under this ss. 11, his or her Account shall be distributed as if he or she had elected to withdraw the entire balance credited to his or her Account in cash under ss. 9 immediately before the date he or she retired.

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         For purposes of this ss. 11, "retire" or "retirement" shall mean a
Participant's voluntary or involuntary termination with the Company and all of its affiliates (within the meaning of Code ss. 1563(a), except that for such affiliate determination, the phrase "at least 50%" shall be substituted for "at least 80%" in Code ss. ss. 1563(a)(1) and (a)(2)(A)) at a time when he or she has attained at least age 65 or attained at least age 55 and accrued 5 years of service for vesting purposes under Georgia-Pacific's qualified benefit plans covering him or her, provided that termination for "cause" as determined by Georgia-Pacific shall not be considered retirement under this Plan.


         For purposes of this ss. 11, a Participant's date of "disability" shall be the last day of his or her short-term medical leave period under Georgia-Pacific's policy providing paid medical leave for salaried employees who are medically unable to work because of injury or illness (or the last day of a period determined as if the Participant were a salaried employee entitled to such short-term medical leave), and a Participant shall be deemed "disabled" at such time only if the Participant would be "totally disabled" pursuant to the standards set forth in the Georgia-Pacific Corporation Salaried Long-Term Disability Plan whether or not he or she is covered under that plan.

ss. 12.  DEATH


         If a Participant's employment terminates due to his or her death before the Exercise Date for a Purchase Period, his or her beneficiary may elect before the Exercise Date to (i) make a cash lump sum payment to the Participant's Account in an amount equal to the unpaid balance under the Participant's Authorization as then in effect for such Purchase Period, (ii) purchase at the end of the Purchase Period the number of whole shares of Stock as the balance credited to the Participant's Account as of that date will purchase at the Option Price for such shares of Stock, or (iii) withdraw the entire balance credited to the Participant's Account for such Purchase Period in accordance with ss. 9. In the event a Participant's beneficiary elects to make a cash lump sum payment to the Participant's Account, the Participant's option shall be exercised automatically on the Exercise Date for such Purchase Period for the purchase of as many whole shares of Stock as the balance credited to his or her Account as of that date will purchase at the Option Price for such shares of Stock as if the Participant is an Eligible Employee on such Exercise Date. In the event a beneficiary fails to make a timely election under this ss. 12, the Participant's Account shall be distributed as if the Participant had elected to withdraw his or her Account in cash under ss. 9 immediately before the date he or she died.



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ss. 13.  TEMPORARY LAYOFF AND AUTHORIZED LEAVE OF ABSENCE


         Any amounts being deducted from a Participant's compensation under his or her Authorization for a Purchase Period shall be suspended during a period of temporary layoff or authorized leave of absence without pay. If the Participant returns to active service prior to the last payroll period in the Purchase Period, his or her payroll deductions shall be commenced or resumed. The Participant's option shall be exercised automatically on the Exercise Date for such Purchase Period for the purchase of as many whole shares of Stock as the balance credited to his or her Account as of that date will purchase at the Option Price for such shares of Stock provided he or she is an Eligible Employee on such Exercise Date.


         For purposes of this Plan, a Participant on a temporary layoff or authorized leave of absence shall be deemed to be terminated from his or her employment with Georgia-Pacific and all of its affiliates if such layoff or leave exceeds a period of 90 consecutive days (unless the Participant's right to reemployment is guaranteed either by statute or by contract). At the end of such 90 day period, such Participant shall have his or her Account distributed as if he or she had elected to withdraw his or her Account in cash under ss. 9 immediately before the date his or her employment had so terminated.

ss. 14.  HARDSHIP WITHDRAWALS FROM 401(K) PLANS

         If a Participant receives a hardship withdrawal pursuant to the provisions of a qualified retirement plan subject to Code ss. 401(k), any amounts being deducted from such Participant's compensation under his or her Authorization shall be suspended for a period of twelve consecutive months following such withdrawal. If such suspension is in effect on the last day of an Offering Period, any Authorization filed by an Eligible Employee during such Offering Period shall be null and void and of no effect.

ss. 15.  ADMINISTRATION

         The Plan Administrator shall be responsible for the administration of this Plan and shall have the power to interpret this Plan and to take such other action as the Plan Administrator deems necessary or equitable under the circumstances. The Plan Administrator also shall have the power to delegate the duty to perform such administrative functions as the Plan Administrator deems appropriate under the circumstances. Any person to whom the duty to perform an administrative function is delegated shall act on behalf of the Plan Administrator for such function. Any action or inaction by or on behalf of the Plan Administrator under this Plan shall be final and binding on each Eligible Employee, each Participant and on each other person who makes a claim under this Plan based on the rights, if any, of any such Eligible Employee or Participant under this Plan.

ss. 16.    TRANSFERABILITY

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         Neither the balance credited to a Participant's Account nor any rights to the exercise of an option or to receive shares of Stock under this Plan may be assigned, encumbered, alienated, transferred, pledged, or otherwise disposed of in any way by a Participant during his or her lifetime or by any other person during his or her lifetime, and any attempt to do so shall be without effect; provided, however, that the Plan Administrator in its absolute discretion may treat any such action as an election by a Participant to withdraw the balance credited to his or her Account in accordance with ss. 9.

ss. 17.  ADJUSTMENT


         The number of shares of Stock covered by outstanding options granted pursuant to this Plan and the related Option Price and the number of shares of Stock available under this Plan automatically shall be adjusted by the Plan Administrator in a manner to fully and fairly reflect any change in the capitalization of Georgia-Pacific, including, but not limited to, such changes as dividends paid in the form of Stock or Stock splits. Furthermore, the Plan Administrator automatically shall adjust (in a manner which satisfies the requirements of ss. 424(a) of the Code) the number of shares of Stock available under this Plan and the number of shares of Stock covered by options granted under this Plan and the related Option Prices in the event of any corporate transaction described in ss. 424(a) of the Code. An adjustment made under this ss. 17 by the Plan Administrator shall be conclusive and binding on all affected persons.


ss. 18.  SECURITIES REGISTRATION

         If Georgia-Pacific shall deem it necessary to register under the Securities Act of 1933, as amended, or any other applicable statutes, any shares of Stock with respect to which an option shall have been exercised under this Plan or to qualify any such shares of Stock for an exemption from any such statutes, Georgia-Pacific shall take such action at its own expense before delivery of any certificate representing such shares of Stock. If shares of Stock are listed on any national stock exchange at the time an option to purchase shares of Stock is exercised under this Plan, Georgia-Pacific whenever required shall register shares of Stock for which such option is exercised under the Securities Exchange Act of 1934, as amended, and shall make prompt application for the listing on such national stock exchange of such shares, all at the expense of Georgia-Pacific.


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ss. 19.  AMENDMENT OR TERMINATION


         This Plan may be amended by the Plan Administrator from time to time to the extent that the Plan Administrator deems necessary or appropriate in light of, and consistent with, ss. 423 of the Code and the laws of the State of Georgia, and any such amendment shall be subject to the approval of Georgia-Pacific's shareholders to the extent such approval is required under ss. 423 of the Code or the laws of the State of Georgia. The Plan Administrator also may terminate this Plan or any offering made under this Plan at any time; provided, however, the Plan Administrator shall not have the right to modify, cancel, or amend any option outstanding after the beginning of a Purchase Period unless (1) each Participant consents in writing to such modification, amendment or cancellation, (2) such modification only accelerates the Exercise Date for the related Purchase Period, or (3) the Plan Administrator acting in good faith deems that such action is required under applicable law.


ss. 20.  NOTICES

         All Authorizations and other communications from a Participant to the Plan Administrator under, or in connection with, this Plan shall be deemed to have been filed with the Plan Administrator when actually received in the form specified by the Plan Administrator at the location, or by the person, designated by the Plan Administrator for the receipt of such Authorizations and communications.

ss. 21.  EMPLOYMENT

         No offer under this Plan shall constitute an offer of employment, and no acceptance of an offer under this Plan shall constitute an employment agreement. Any such offer or acceptance shall have no bearing whatsoever on the employment relationship between any Eligible Employee and Georgia-Pacific or any subsidiary of Georgia-Pacific, including a Subsidiary. Finally, no Eligible Employee shall be induced to participate in this Plan by the expectation of employment or continued employment.

ss. 22.  HEADINGS, REFERENCES AND CONSTRUCTION

         The headings to sections in this Plan have been included for convenience of reference only. Except as otherwise expressly indicated, all references to sections (ss.) in this Plan shall be to sections (ss.) of this Plan. This Plan shall be interpreted and construed in accordance with the laws of the State of Georgia.


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ss. 23.  SHAREHOLDER APPROVAL

         The Plan is subject to the approval by the holders of the majority of the outstanding shares of Stock within 12 months before or after the date of adoption of the Plan by the Board. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled.


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